ACCELERATING QUALITY GROWTH

Enterprise Financial Services Corp Investor Presentation

PETER F. BENOIST, PRESIDENT & CEO
KEENE S. TURNER, EXECUTIVE VICE PRESIDENT & CFO

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Forward-Looking Statement

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

Company Snapshot

ENTERPRISE BANK
$3.2 Billion
IN TOTAL ASSETS

ENTERPRISE TRUST
$1.5 Billion
IN ASSETS UNDER ADMINISTRATION


Operates in
Kansas City
St. Louis
Phoenix
MSAs

FOCUSED BUSINESS MODEL:

Concentrated on Private Businesses and Owner Families

Relationship Driven

Attract Top Talent in Markets

Product Breadth
- Banking
- Trust & Wealth Management
- Treasury Management

Proven Ability to Grow Commercial and Industrial "C&I" Loans

Strong Balance Sheet with Attractive Risk Profile

FDIC Data

Differentiated Business Model: Built for Quality Earnings Growth

- Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals
- Broad Array of Banking Services with Integrated Wealth Management and Planning Services
- Experienced Bankers and Advisors

Enterprise Bank

Enterprise University
Treasury Management
Personal & Private Banking
Commercial & Business Banking
Mortgage Banking

PRIVATE BUSINESSES & OWNER FAMILIES

Enterprise Trust

Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management

Enterprise University: A Key Differentiator

Unique Educational Offering for Clients and Prospects

- Vehicle to Attract, Build and Further Strengthen Relationships
- More Than 30 High-impact Workshops Offered Semi-annually To More than 10,000 Participants to Date
- Works to Enhance the Enterprise Brand Among Target Client Audience: Business Owners
- Help Business Owners Succeed



Strong Track Record of Success in St. Louis

7th Ranked in Deposit Share, Largest Publicly Held Bank Based in St. Louis*

$1.6 Billion in Loans
$1.3 Billion in Deposits

$1.4 Billion Wealth Management Business

Attracting *Top Level* Bankers

Consistent Ability to Produce Loan Growth – *18% CAGR in C&I Loans* over Past Five Years

DOLLARS IN MILLIONS	09/30/09	09/30/14	5 YEAR CAGR
TOTAL LOANS	$1,186	$1,640	7%
C&I LOANS	$395	$899	18%

*Excludes Bank Units of Scottrade, Stifel Nicolaus, 6/30/14 FDIC data

ENTERPRISE FINANCIAL

Market-Leading Client Satisfaction

CLIENT SATISFACTION COMPARED TO FOUR LARGEST COMPETITORS



56%
60%
45%
43%
80%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2013; Businesses with $1 – 50 million in sales located in St. Louis, percent "excellent" satisfaction ratings

Additional Growth Opportunities

Kansas City

Entered Market in *2000*
$521 Million in Loans
$571 Million in Deposits

Strong Footprint in Desirable *Johnson County*

Similarity to St. Louis' *Stable and Diverse Economic Profile* Enables Similar Market Strategies

Phoenix

Established bank presence in *2009.*
$134 Million in Loans
$92 Million in Deposits.

Rebounding Economy with Strong Growth potential. Ranked *10th of 100* Largest Metro Areas in Overall Economic Performance post-recession.

Highly Concentrated Banking Market *Favorable for EFSC's Business Focused*, High Service Model

Source: 6/30/13 FDIC data

History of Strong C&I Growth

In millions



$2,500
$2,000
$1,500
$1,000
$500
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
$1,818
$1,766
$1,897
$2,106
$2,137
$2,295
3.06%
3.76%
3.49%
3.57%
3.55%
3.41%
$554
$594
$763
$963
$1,042
$1,172
2009
2010
2011
2012
2013
Q3 2014
C&I
Other
Core Net Interest Margin

ENTERPRISE FINANCIAL

Segmenting C&I Market to Bolster Loan Growth

Specialized Market Segments have Grown to 26% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities.



Total Portfolio Loans
5.7%
8.1%
9.0%
3.0%

- ***Tax Credit Programs.*** $130 Million in Loans Outstanding Related to Federal New Markets, Historic and Missouri Affordable Housing Tax Credits. $143 Million in Federal & State New Markets Tax Credits Awarded To Date.
- ***Enterprise Value Lending.*** $185 Million in M&A Related Loans Outstanding, Partnering with PE and VC Firms
- ***Life Insurance Premium Financing.*** $206 Million in Loans Outstanding Related to High Net Worth Estate Planning
- ***Asset Based Lending.*** $69 Million in Loans Outstanding, Managed by Highly Experienced Team of Specialists

Cross-Selling and Business Banking Initiatives Complement Primary Commercial Strategy

Branch Organization Mobilizing to *Cross-Sell Personal Banking Services* to Commercial and Business Banking Clients

High *Client Satisfaction* Paves Way for Acquiring Market Share

Business Banking Initiative Targeting Smaller Businesses ($1-10 Million Revenue)

Small Businesses are *Excellent Sources* of DDA and Fee Income

Established *Distinct Sales and Relationship Management Models* to Efficiently Penetrate and Service the Market

EPS Trend



In millions
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1.37
$1.73
$0.30
$0.36
$0.41
$0.89
$1.24
$0.24
$0.27
$0.36
0.64%
0.82%
0.65%
0.72%
0.94%
2012
2013
Q1 2014
Q2 2014
Q3 2014
Core EPS
Loss Share EPS
Core ROAA

Core net interest margin, defined as the net interest margin (fully tax equivalent), including contractual interest on PCI loans but excluding the incremental accretion on these loans.

ENTERPRISE FINANCIAL

Financial Priorities

Maintaining *Appropriate Capital, Credit and Interest Rate* Risk Profiles

- Set the Stage for High Quality *Core Earnings* Growth

Maximize the *Value of PCI* Loans

Leverage Expense Base, While Maintaining Focus on Long-Term Growth

Enhance *Deposit Levels* and *Diversify* Deposit Base

Solid Capital Position

TANGIBLE COMMON EQUITY/TANGIBLE ASSETS



4.99%
6.02%
7.78%
8.63%
2011
2012
2013
Q3 2014

TIER 1 COMMON EQUITY RATIO



7.32%
7.70%
10.08%
10.29%
2011
2012
2013
Q3 2014

Strong and Improved Capital Levels Position EFSC for Growth

ENTERPRISE FINANCIAL

Favorable Asset Quality

NONPERFORMING LOANS TO LOANS


1.14%
0.86%
0.79%
1.06%
Q3 - 2013
Q2 -2014
Q3-2014
Peers

ALLOWANCE TO NONPERFORMING LOANS


110%
147%
158%
139%
Q3 - 2013
Q2 -2014
Q3-2014
Peers

NET CHARGE-OFFS TO AVERAGE LOANS ANNUALIZED


0.30%
0.21%
0.06%
0.09%
2013
Peers 2013
2014 YTD
Peers

Asset Quality Returning to 2008 Levels

Peers are banks used in our 2014 Proxy Peers

Source: SNL, median %

ENTERPRISE FINANCIAL

Well Managed Interest Rate Risk

Maintaining *Modest Asset Sensitivity* (200 BP Rate Shock Increases NII By 7.1%)

63% Portfolio Loans are Floating Rate, with an Average Duration of Three Years

High-quality, Cash-flowing Securities Portfolio with Four Year Average Duration

Significant *Stable Base* of DDA

Quarterly EPS Trend

In millions

	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14
Pre-Tax Pre-Provision Earnings	$ 9,770*	$ 5,960	$ 7,940	$ 9,188	$10,987
Provision Expense/(Benefit)	(652)	2,452	1,027	1,348	66
Core Pre-Tax Earnings	10,422	3,508	6,913	7,840	10,921
Loss Share Earnings	2,701	973	1,942	2,984	1,665
Income Tax Expense	4,713	860	3,007	3,664	4,388
Net Income	8,410	3,621	5,848	7,160	8,198
EPS	$ 0.44	$ 0.18	$ 0.30	$ 0.36	$ 0.41

Pre-tax Pre-Provision Earnings Grew 12% from Third Quarter 2013

* Note: Pre-Tax Pre-Provision Earnings include $0.7 million Gain on sale of investment securities.

ENTERPRISE FINANCIAL

Successful FDIC-Assisted Acquisition Strategy

Completed *4 FDIC-Assisted* Transactions Since December 2009

Contributed *$41 Million* in *Net Earnings* Since Acquisition

$208 Million of Contractual Cash Flows with *$98 Million* Carrying Value

Significant Net Revenue Contribution

Q3 2013	Q2 2014	Q3 2014
$2,701	$2,984	$1,665

Dollars in Thousands

Significant Contribution to Future Earnings with Estimated Future Accretable Yield of *$37 Million*

Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

Accretable yield estimate as of 6/30/14

Stable Noninterest Expenses


NONINTEREST EXPENSE (IN MILLIONS)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.0
$28.2
$21.1
$20.4
$21.1
Q3 '13
Q4 '13*
Q1 '14
Q2 '14
Q3 '14


NONINTEREST EXPENSES/ASSETS (LTM)
2.65%
2.90%
2.68%
2.73%
EFSC 2012
EFSC 2013
EFSC Q3 2014
Peers

Note: Includes expenses related to the FHLB prepayment ($2.6 MM), branch sale in Kansas City ($0.8 M), and additional incentive compensation expenses ($3.5 MM).

ENTERPRISE FINANCIAL

Attractive Deposit Mix


CDs
24%
22%
DDA
24%
28%
2012
2014

DDA up 12% over past two years

Core Funded: Brokered CDs less than 5%


2014
$2,510MM
DDA
28%
Interest Bearing Transaction Accts
17%
33%
MMA & Savings
22%
CD

Larger DDA Base, Smaller CD Base Lowering Cost of Deposits

As of 9/30/14

ENTERPRISE FINANCIAL

ENTERPRISE FINANCIAL

Highly Focused, *Proven* Business Model

Strong Track Record of *Commercial Loan Growth*

Key Differentiators and Competitive Advantages Position Enterprise to *Continue Capturing Market Share*

Opportunity to *Replicate* St. Louis Model in *Kansas City* and *Phoenix*

Successfully Executing Strategy and Delivering Accelerating Financial Results to *Enhance Shareholder Value*

Shareholder Return
Three and Five Year Returns are Strong



10%
123%
3 year
5 Year

Shareholders' Equity to Tangible Common Equity and Total Assets to Tangible Assets

Shareholders' equity	$ 308,754	$ 279,705	$ 235,745	$ 239,565
Less: Preferred stock	0	0	0	(33,293)
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(4,453)	(5,418)	(7,406)	(9,285)
Tangible common equity	$ 273,967	$ 243,953	$ 198,005	$ 166,653
Total assets	$ 3,209,590	$ 3,170,197	$ 3,325,786	$ 3,377,779
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(4,453)	(5,418)	(7,406)	(9,285)
Tangible assets	$ 3,174,803	$ 3,134,445	$ 3,288,046	$ 3,338,160
Tangible common equity to tangible assets	8.63%	7.78%	6.02%	4.99%

Tier 1 Common Equity to Risk-Weighted Assets

	At the Periods Ended			
(In thousands)	Sep 30 2014	Dec 31 2013	Dec 31 2012	Dec 31 2011
Shareholders' equity	$ 308,754	$ 279,705	$ 235,745	$ 239,565
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(4,453)	(5,418)	(7,406)	(9,285)
Plus (Less): Unrealized losses (unrealized gains)	233	4,380	(7,790)	(3,602)
Plus: Qualifying trust preferred securities	55,100	60,100	78,600	79,874
Other	56	57	55	57
Tier 1 capital	329,356	308,490	268,870	276,275
Less: Preferred stock	-	-	-	(33,293)
Less: Qualifying trust preferred securities	(55,100)	(60,100)	(78,600)	(79,874)
Tier 1 common equity	274,256	248,390	190,270	163,108
Total risk-weighted assets	$ 2,666,221	$ 2,463,605	$ 2,471,668	$ 2,227,958
Tier 1 common equity to risk-weighted assets	10.29%	10.08%	7.70%	7.32%

Net Interest Margin to Core Net Interest Margin

	For the Years ended		
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
Net interest income (fully tax equivalent)	$ 137,375	$ 143,795	$ 113,991
Less: Incremental accretion income	(35,347)	(39,921)	(17,582)
Core net interest income	$ 102,028	$ 103,874	$ 96,409
Average earning assets	$ 2,875,765	$ 2,909,532	$ 2,909,532
Reported net interest margin	4.78%	4.94%	4.94%
Core net interest margin	3.55%	3.57%	3.57%

	Quarter ended
	Sep 30, 2014
Net interest income (fully tax equivalent)	$ 27,843
Less: Incremental accretion income	(2,579)
Core net interest income	$ 25,264
Average earning assets	$ 2,943,070
Reported net interest margin	3.75%
Core net interest margin	3.41%